                KEMPER
                SHORT-INTERMEDIATE
                GOVERNMENT FUND

                SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MARCH 31, 1997

         OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL
                    " . . .    when the Fed raised interest
                    rates in March, we were already prepared

                    with our shortened duration . . ."

                                          KEMPER LOGO

 KEMPER SHORT-INTERMEDIATE
 GOVERNMENT FUND TOTAL RETURNS

For the six-month period ended March 31, 1997 (unadjusted for any sales charge)

                                      LOGO
 NET ASSET VALUE

                                  AS OF     AS OF
                                 3/31/97   9/30/96
--------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS A           $7.77     $7.89
--------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS B           $7.74     $7.85
--------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND CLASS C           $7.75     $7.86
--------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

 KEMPER SHORT-INTERMEDIATE
 GOVERNMENT FUND RANKINGS

Compared to all other funds in the Lipper Short Government Funds category*

                        CLASS A    CLASS B    CLASS C
----------------------------------------
1-YEAR                  #77 OF     #90 OF     #91 OF
                       95 FUNDS   95 FUNDS   95 FUNDS
------------------------------------------------------
5-YEAR                  #30 OF     #37 OF       N/A
                       38 FUNDS   38 FUNDS
------------------------------------------------------

 DIVIDEND AND YIELD REVIEW

The following table shows per share dividend and yield information for the fund as of March 31, 1997.

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------
SIX-MONTHS INCOME:     $0.2700   $0.2391   $0.2448
--------------------------------------------------
MARCH DIVIDEND:        $0.0450   $0.0399   $0.0407
--------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:      6.95%     6.19%     6.30%
--------------------------------------------------
SEC YIELD+:              4.80%     4.18%     4.31%
--------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 1997 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

KEMPER FUNDS' STYLE

                                   MORNINGSTAR FIXED-INCOME STYLE BOX
FIXED STYLE BOX

                                  Maturity applies to taxable open-end funds:
                                  for short less than four years; for
                                  intermediate between four and 10 years; for long greater than 10 years. The average credit quality rating of a bond portfolio: funds that have an average credit rating of AAA or AA are high quality; A or BBB are medium quality; below BB, low quality.

                                  Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

                                                                   CONTENTS
                          TERMS TO KNOW                         AT A GLANCE

                                                                              3
                                                              Economic Overview
                                                                              5
                                                             Performance Update
                                                                              7
                                                           Portfolio Statistics
                                                                              8
                                                       Portfolio of Investments
                                                                              9
                                                           Financial Statements
                                                                             11
                                                                       Notes to
                                                           Financial Statements

                                                                             14
                                                           Financial Highlights

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur once that date is reached. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Nevertheless, we look for the Fed to raise rates in May. This action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. An economic slowdown would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that once monetary policy is also more certain, leadership may broaden to include small capitalization stocks.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.75 percent and no

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (4/30/97)    6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)*       6.69            6.53            6.51            7.06
PRIME RATE(2)*                  8.3             8.25            8.25            9
INFLATION RATE(3)*              2.79            2.99            2.83            3.05
THE U.S. DOLLAR(4)              9.32            3.46            8.51          -10.02
CAPITAL GOODS ORDERS(5)*        6.34            7.46            7.42            9.96
INDUSTRIAL PRODUCTION(5)*       5.62            3.27            2.57            3.73
EMPLOYMENT GROWTH(6)            2.23            2.2             2.07            2.79

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

 *  Data as of March 31, 1997.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

May 8, 1997

                             PORTFOLIO CO-MANAGERS RICHARD VANDENBERG AND
                             ELIZABETH BYRNES EXPLAIN HOW THEY SHORTENED THE FUND'S DURATION TO BETTER POSITION THE FUND AS ECONOMIC GROWTH GAINED MOMENTUM AND INTEREST RATES ROSE.

 Q
     KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND BEGAN ITS FISCAL YEAR AMIDST MODERATE ECONOMIC GROWTH AND FAIRLY STABLE INTEREST RATES. HOWEVER, THE FEDERAL RESERVE BOARD (THE FED) INCREASED SHORT-TERM INTEREST RATES BY 0.25 PERCENT IN MARCH. WHAT CAUSED THE FED TO ACT?

                        A
     At the start of the fiscal year in October 1996, the market believed that economic growth was moderating and inflation was under control. Relatively weak Gross Domestic Product (GDP) figures were released that supported this assumption. Uncertainty began to creep into the market in November, however, with the presidential and congressional elections. Investors feared the Republican party might lose control of Congress and reduce the likelihood of a balanced budget agreement in 1997. The markets rallied, however, with news that Republicans maintained control of Congress. The election outcome, combined with lower GDP figures, was positive for the bond market. Treasuries rallied and prices increased while yields fell.
  This bullish environment changed in December and the rally ended abruptly. Investors became concerned after Federal Reserve Board Chairman Alan Greenspan implied in passing that financial assets might be overvalued. This shook the market and caused yields to rise and securities prices to fall. A suggestion of strong holiday retail sales coupled with higher-than-expected fourth quarter GDP growth caused further concern near year-end.
  After Greenspan's "irrational exuberance" comment, investors remained cautious in early 1997 as strong economic reports surfaced. A stronger-than-expected employment report indicated a rise in average hourly earnings and an increase in hours worked. These indicators suggested solid GDP growth, which registered higher-than-expected in the fourth quarter. This relatively strong GDP figure indicated to the market that the Fed would likely raise interest rates to slow the economy. In February, Greenspan stated again that financial assets may be overvalued. Specifically, Greenspan referenced the current level of wage inflation and suggested that recent productivity advances may not be able to offset the current level of wage increases. The Federal Reserve Board did move to increase short-term rates by 0.25 percent in March. This was considered a preemptive move aimed at slowing growth in the economy to maintain a low rate of inflation. Remember, excessive growth in the economy indicates the potential for higher inflation.
 Q
     AT WHAT POINT DID YOU BEGIN TO ANTICIPATE THAT A FED INTEREST RATE INCREASE WAS LIKELY AND HOW DID YOU POSITION THE FUND FOR THAT POSSIBILITY?

                        A
     In January, as a result of economic data indicating a stronger economy, we began preparing for an interest rate increase. We did this by shortening

                                                         PERFORMANCE UPDATE

LOGO
Richard Vandenberg joined Zurich Kemper Investments, Inc. (ZKI) in March 1996 as portfolio co-manager of Kemper Short-Intermediate Government Fund. Vandenberg has more than 22 years of fixed-income portfolio management experience. He received both a bachelor's degree and an M.B.A. from the University of Wisconsin.
LOGO
Elizabeth Brynes joined ZKI in 1982 and is a first vice president and portfolio co-manager of Kemper Short-Intermediate Government Fund. Byrnes received her B.S. degree from Miami University and is a certified public accountant.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based
                                                                               5
on market and other conditions.

the fund's duration. Duration is a measurement of a fund's sensitivity to interest rates--the shorter the duration, the less sensitive the fund is to interest rate changes. We maintained this shorter duration through the end of the six-month period.

 Q
     WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO SHORTEN DURATION AND HOW WAS THE FUND'S PERFORMANCE IMPACTED BY THOSE MOVES?

                        A
     For the most part, we focused on reducing our holdings of intermediate-term Treasuries in favor of shorter-term securities and cash equivalents. These adjustments shortened the fund's duration and positioned the fund for the Fed's tightening. The fund benefited as intermediate-Treasuries would have suffered with higher interest rates.

 Q
     LOOKING BACK, IS THERE ANYTHING YOU WISH YOU WOULD HAVE DONE DIFFERENTLY WITH THE FUND DURING THE PERIOD?

                        A
     We began preparing for an interest rate increase in late December to early January. If we would have shortened the duration sooner, the fund would have benefited more as yields started to rise earlier in the month. Nevertheless, when the Fed did raise interest rates in March, we were already prepared with a shortened duration.

 Q
     WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE GOVERNMENT BOND MARKET
OVERALL?

                        A
     Currently, we believe that the economy is fairly strong and we expect growth to continue at a rate of 3-4 percent. We expect that in order for the Fed to slow the economy to its 2 1/2 percent target range, additional interest rate tightenings will be needed. We anticipate one to two more tightenings of about 0.25 percent each. These adjustments should slow growth and reduce the inflationary pressures we've been witnessing. If this occurs, the government bond market should perform well.

 Q
     WHAT WOULD NEED TO HAPPEN TO ALTER YOUR OUTLOOK?

                        A
     If the Fed is not successful in slowing the economy to its target range with the anticipated rate increases, more tightening would be needed. However, we don't anticipate that happening. We believe that with the Fed's preemptive move, it will be successful in slowing the economy's growth.

                                                         PERFORMANCE UPDATE

PORTFOLIO COMPOSITION*

                                             ON 3/31/97              ON 9/30/96
GOVERNMENTS:
 SHORT-TERM                                      67%                     73%
----------------------------------------------------------------------------
 INTERMEDIATE-TERM                               25                      25
----------------------------------------------------------------------------
CASH AND EQUIVALENTS                              8                       2
----------------------------------------------------------------------------
                                                100%                    100%

LOGO

YEARS TO MATURITY

                                             ON 3/31/97              ON 9/30/96
LESS THAN 3                                      75%                     75%
----------------------------------------------------------------------------
3-10                                             25                      25
----------------------------------------------------------------------------
                                                100%                    100%

LOGO

AVERAGE MATURITY

                                             ON 3/31/97              ON 9/30/96
AVERAGE MATURITY                             2.0 YEARS               2.3 YEARS
----------------------------------------------------------------------------

*Portfolio composition is subject to change.

                                                       PORTFOLIO STATISTICS

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

Portfolio of Investments at March 31, 1997
(DOLLARS IN THOUSANDS)

                                                                     COUPON                   PRINCIPAL
      U.S. GOVERNMENT OBLIGATIONS                                     RATE       MATURITY      AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                                                         7.25%            1998    $10,000    $ 10,097
NOTES - 97.6%                                                         8.125            1998     12,000      12,205
(Cost: $183,382)                                                      8.25             1998     20,000      20,491
                                                                      8.875            1998     20,000      20,759
                                                                      9.00         1998         19,000      19,573
                                                                      9.25         1998         12,000      12,459
                                                                      7.75         1999         18,000      18,503
                                                                      8.00         1999         10,000      10,320
                                                                      8.50         2000         14,000      14,816
                                                                      8.75         2000         36,000      38,250
                                          ------------------------------------------------------------------------
                                                                                                           177,473

------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                           Federal Home Loan           11.25        2010            282         311
SECURITIES - .2%                          Mortgage Corp.
(Cost: $463)
                                          Government National       9.00-9.50     2016-2020        139         148
                                          Mortgage Assoc.
                                          ------------------------------------------------------------------------
                                                                                                               459
                                          ------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--97.8%                                         177,932
                                          (Cost: $183,845)
                                          ------------------------------------------------------------------------
                                          CASH AND OTHER ASSETS, LESS LIABILITIES--2.2%                      3,966
                                          ------------------------------------------------------------------------
                                          NET ASSETS--100%                                                $181,898
                                          ------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $183,845,000 for federal income tax purposes at March 31, 1997, the gross unrealized appreciation was $1,000, the gross unrealized depreciation was $5,914,000 and the net unrealized depreciation of investments was $5,913,000.

See accompanying Notes to Financial Statements.

                                                   PORTFOLIO OF INVESTMENTS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997
(in thousands)

 ASSETS

Investments, at value
(Cost: $183,845)                                                $177,932
------------------------------------------------------------------------
Cash                                                                 331
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   457
------------------------------------------------------------------------
  Investments sold                                                   105
------------------------------------------------------------------------
  Interest                                                         3,450
------------------------------------------------------------------------
    TOTAL ASSETS                                                 182,275
------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Payable for:
  Fund shares redeemed                                                73
------------------------------------------------------------------------
  Management fee                                                      84
------------------------------------------------------------------------
  Distribution services fee                                           93
------------------------------------------------------------------------
  Administrative services fee                                         36
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              71
------------------------------------------------------------------------
  Trustees' fees and other                                            20
------------------------------------------------------------------------
    Total liabilities                                                377
------------------------------------------------------------------------
NET ASSETS                                                      $181,898
------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS

Paid-in capital                                                 $204,318
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (18,453)
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (5,913)
------------------------------------------------------------------------
Undistributed net investment income                                1,946
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $181,898
------------------------------------------------------------------------

 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($35,111 / 4,516 shares outstanding)                             $7.77
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of net asset value or 3.50%
  of offering price)                                               $8.05
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($141,911 /
  18,335 shares outstanding)                                       $7.74
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($4,876 / 629 shares outstanding)                                $7.75
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                       FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 1997
(in thousands)

 NET INVESTMENT INCOME

Interest income                                                 $ 7,655
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    534
-----------------------------------------------------------------------
  Distribution services fee                                         598
-----------------------------------------------------------------------
  Administrative services fee                                       234
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            371
-----------------------------------------------------------------------
  Professional fees                                                  10
-----------------------------------------------------------------------
  Reports to shareholders                                            25
-----------------------------------------------------------------------
  Trustees' fees and other                                           13
-----------------------------------------------------------------------
    Total expenses                                                1,785
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             5,870
-----------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sales of investments                        (948)
-----------------------------------------------------------------------
  Net realized gain from futures transactions                        71
-----------------------------------------------------------------------
    Net realized loss                                              (877)
-----------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (1,619)
-----------------------------------------------------------------------
Net loss on investments                                          (2,496)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 3,374
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                SIX MONTHS
                                                                   ENDED        YEAR ENDED
                                                                 MARCH 31,     SEPTEMBER 30,
                                                                   1997            1996
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $  5,870          13,300
--------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (877)            814
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation               (1,619)         (6,367)
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                3,374           7,747
--------------------------------------------------------------------------------------------
Net equalization charges                                             (235)           (350)
--------------------------------------------------------------------------------------------
Distribution from net investment income                            (6,042)        (13,083)
--------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (19,220)        (29,912)
--------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (22,123)        (35,598)
--------------------------------------------------------------------------------------------

 NET ASSETS

Beginning of period                                               204,021         239,619
--------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$1,946 and $2,353, respectively)                                 $181,898         204,021
--------------------------------------------------------------------------------------------

                                                       FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Short-Intermediate Government Fund is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge, Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1997, amounting to approximately $18,120,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                                              NOTES TO FINANCIAL STATEMENTS

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $534,000 for the six months ended March 31, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                              COMMISSIONS      COMMISSIONS ALLOWED
                                                                            RETAINED BY ZKDI    BY ZKDI TO FIRMS
                                                                            ----------------   -------------------
                                       Six months ended March 31, 1997           $5,000              36,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES
                                                                                AND CDSC            COMMISSIONS AND
                                                                               RECEIVED BY         DISTRIBUTION FEES
                                                                                  ZKDI           PAID BY ZKDI TO FIRMS
                                                                            -----------------    ---------------------
                                       Six months ended March 31, 1997          $781,000                215,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                   ASF PAID BY        ASF PAID BY
                                                                                 THE FUND TO ZKDI    ZKDI TO FIRMS
                                                                                 ----------------    -------------
                                       Six months ended March 31, 1997               $234,000           235,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $284,000 for the six months ended March 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the six months ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $9,000 to independent trustees.

                                              NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $44,819
                             Proceeds from sales                          63,503

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                              SIX MONTHS ENDED         YEAR ENDED
                                                                                 MARCH 31,           SEPTEMBER 30,
                                                                                    1997                  1996
                                                                             ------------------    ------------------
                                                                             SHARES     AMOUNT     SHARES     AMOUNT
                                        SHARES SOLD
                                        Class A                               1,118    $  8,639     1,028    $  8,057
                                       ----------------------------------------------------------------------------
                                        Class B                                 977       7,554     1,851      14,606
                                       ----------------------------------------------------------------------------
                                        Class C                                 308       2,416       504       4,060
                                       ----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                                 121         954       215       1,721
                                       ----------------------------------------------------------------------------
                                        Class B                                 450       3,521       985       7,863
                                       ----------------------------------------------------------------------------
                                        Class C                                  14         107        21         171
                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                              (1,773)    (13,793)   (1,446)    (11,497)
                                       ----------------------------------------------------------------------------
                                        Class B                              (3,590)    (27,819)   (6,528)    (51,573)
                                       ----------------------------------------------------------------------------
                                        Class C                                (102)       (799)     (416)     (3,320)
                                       ----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                                 616       4,853       728       5,828
                                       ----------------------------------------------------------------------------
                                        Class B                                (619)     (4,853)     (731)     (5,828)
                                       ----------------------------------------------------------------------------
                                        NET DECREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                             $(19,220)             $(29,912)
                                       ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
6
     FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At March 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $460,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at March 31, 1997:

                                                                       FACE       EXPIRATION  GAIN AT
                                                  TYPE                AMOUNT        MONTH     3/31/97
                                       ---------------------------------------------------------------
                                       U.S. Treasury securities     $10,846,000    June '97   $103,000
                                       ---------------------------------------------------------------

                                              NOTES TO FINANCIAL STATEMENTS

                                                                 CLASS A SHARES
                                         SIX MONTHS                    TWO MONTHS      YEAR ENDED JULY
                                           ENDED       YEAR ENDED         ENDED              31,
                                         MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,   ------------------
                                            1997          1996            1995        1995   1994   1993
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $7.89           8.08           8.09        8.11   8.63   8.65
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .26            .54            .09         .54    .48    .53
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                                  (.11)          (.20)          (.01)       (.03)  (.44)  (.03)
--------------------------------------------------------------------------------------------------------
Total from investment operations             .15            .34            .08         .51    .04    .50
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                     .27            .53            .09         .53    .45    .52
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         --             --             --          --    .11     --
--------------------------------------------------------------------------------------------------------
Total dividends                              .27            .53            .09         .53    .56    .52
--------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.77            7.89          8.08        8.09   8.11   8.63
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               1.91%          4.25           1.00        6.58    .41   6.01
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                    1.18%          1.15           1.05        1.06   1.06   1.04
--------------------------------------------------------------------------------------------------------
Net investment income                       6.70%          6.65           6.56        6.65   5.85   6.06
--------------------------------------------------------------------------------------------------------


                                                                 CLASS B SHARES
                                         SIX MONTHS                    TWO MONTHS      YEAR ENDED JULY
                                           ENDED       YEAR ENDED         ENDED              31,
                                         MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,   ------------------
                                            1997          1996            1995        1995   1994   1993
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $7.85            8.05          8.06        8.08   8.61   8.64
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .24            .46            .08         .47    .40    .45
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss)                                  (.11)          (.20)          (.01)       (.03)  (.44)  (.02)
--------------------------------------------------------------------------------------------------------
Total from investment operations             .13            .26            .07         .44   (.04)   .43
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                     .24            .46            .08         .46    .38    .46
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         --             --             --          --    .11     --
--------------------------------------------------------------------------------------------------------
Total dividends                              .24            .46            .08         .46    .49    .46
--------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.74            7.85          8.05        8.06   8.08   8.61
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               1.65%          3.28            .87        5.68   (.48)  5.13
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                    1.97%          1.97           1.91        1.87   1.93   1.87
--------------------------------------------------------------------------------------------------------
Net investment income                       5.91%          5.83           5.70        5.84   4.95   5.23
--------------------------------------------------------------------------------------------------------

                                                       FINANCIAL HIGHLIGHTS

                                                                         CLASS C SHARES
                                           SIX MONTHS                    TWO MONTHS
                                             ENDED       YEAR ENDED         ENDED
                                           MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,    YEAR ENDED       MAY 31 TO
                                              1997          1996            1995        JULY 31, 1995   JULY 31, 1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $7.86           8.06           8.06            8.08            8.09
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .24           .47             .09             .47             .07
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss            (.11)         (.20)           (.01)           (.03)           (.01)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations               .13           .27             .08             .44             .06
---------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .24           .47             .08             .46             .07
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $7.75          7.86            8.06            8.06            8.08
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 1.72%         3.36            1.00            5.73             .77
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                      1.83%         1.85            1.74            1.78            1.83
---------------------------------------------------------------------------------------------------------------------
Net investment income                         6.05%         5.95            5.87            5.93            5.54
---------------------------------------------------------------------------------------------------------------------

                                         SUPPLEMENTAL DATA FOR ALL CLASSES
                                            SIX MONTHS                    TWO MONTHS
                                              ENDED       YEAR ENDED         ENDED           YEAR ENDED JULY 31,
                                            MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,   ---------------------------
                                               1997          1996            1995         1995      1994      1993
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)   $181,898       204,021         239,619      246,248   266,640   283,249
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               50%          180             173          597       916       339
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

                                                       FINANCIAL HIGHLIGHTS

TRUSTEES

OFFICERS

STEPHEN B. TIMBERS
President and Trustee
DAVID W. BELIN
Trustee
LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee
J. PATRICK BEIMFORD, JR.
Vice President

CHARLES R. MANZONI, JR.
Vice President

JOHN E. NEAL
Vice President

FRANK J. RACHWALSKI, JR.
Vice President

RICHARD L. VANDENBERG
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL
                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                           ZURICH KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                           INVESTORS FIDUCIARY TRUST COMPANY
                           127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                           ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER
                           ZURICH KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

K
Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KSIGF - 3 (5/97)   1031860
Printed in the U.S.A.                                                KEMPER LOGO

                                                      TRUSTEES AND OFFICERS